UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                              Chapter 11
US Airways, Inc., et al.                                                                                Case Number: 04-13819
Debtors                                                                                                          Jointly Administered
                                                                                                                        Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
MARCH 1, 2005 THROUGH MARCH 31, 2005

DEBTORS' ADDRESS:

US Airways, Inc., et al.
2345 Crystal Dr.
Arlington, VA 22227

DEBTORS' ATTORNEYS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: May 2, 2005                                                   DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier                              By:       /s/ Anita P. Beier
                       Senior Vice President-Finance and Controller
Address: 2345 Crystal Dr.
Arlington, VA 22227
Phone: 703-872-7000

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations
B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet
C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
B.     Description of Tax Trusts
C.     Insurance Policies
D.     Payments to Professionals
E.     Banking Accounts and Financial Institution Relationships
F.     Sales of Deminimis Assets
G.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Senior Vice President-Finance and Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 28,601 Represents Debtors' total full time equivalents as of March 31, 2005.

4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F

12.

Actions of Debtors: During the reporting period, did the debtors:

A.   Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No   X   If yes, explain:

B.   Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes   X     No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?
Yes ______  No    X    If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ -

EXHIBIT II-A

US Airways Group, Inc.
Consolidated Statement of Operations
for the month ended March 31, 2005

(unaudited)
(in thousands)

Operating Revenues
Passenger transportation	$ 581,930
Cargo and freight	7,654
Other	54,096
Total Operating Revenues	643,680

Operating Expenses
Personnel costs	146,783
Aviation fuel	139,520
US Airways Express capacity purchases	73,304
Aircraft rent	43,966
Other rent and landing fees	39,592
Selling expenses	30,746
Aircraft maintenance	29,537
Depreciation and amortization	19,018
Other	101,947
Total Operating Expenses	624,413
Operating Income	19,267

Other Income (Expense)
Interest income	946s
Interest expense, net	(26,107)
Reorganization items, net	76,553
Other, net	(5,610)
Other Income (Expense), Net	45,782

Income Before Taxes	65,049
Income Tax Benefit	29
Net Income	$ 65,078

Note: $857 million of the gain related to the termination of the US Airways,Inc.'s three defined benefit plans, recorded in the January 2005 income statement and reported in the January 2005 monthly operating report has been reversed pending resolution of the claims filed by the Pension Benefit Guaranty Corporation. As a result, a summation of the financial results as reported in the January, February and March 2005 monthly operating reports will not agree to the quarterly financial results reported to the Securities and Exchange Commission.

EXHIBIT II-B

US Airways Group, Inc. Consolidated Balance Sheet as of March 31, 2005

(unaudited, in thousands)
Current Assets
Cash and cash equivalents	$512,515
Restricted cash	129,694
Receivables, net	318,413
Materials and supplies, net	171,304
Prepaid expenses and other	178,759
Total Current Assets	1,310,685

Property and Equipment
Flight equipment	3,298,528
Ground property and equipment	365,140
Less accumulated depreciation and amortization	(356,236)
3,307,432
Purchase deposits for flight equipment	75,574
Total Property and Equipment	3,383,006

Other Assets
Goodwill	2,489,638
Other intangibles, net	524,549
Restricted cash	635,900
Other assets, net	83,676
Total Other Assets	3,733,763
Total Assets	$8,427,454

Current Liabilities
Current maturities of debt, capital lease and debtor-in-possession financings	$819,796
Accounts payable	431,241
Traffic balances payable and unused tickets	1,002,991
Accrued aircraft rent	14,001
Accrued salaries, wages and vacation	223,925
Other accrued expenses	346,998
Total Current Liabilities	2,838,952

Noncurrent Liabilities and Deferred Credits
Long-term debt and capital lease obligations, net of current maturities	77,782
Deferred gains and credits, net	42,239
Postretirement benefits other than pensions	1,906
Employee benefit liabilities and other	249,979
Total Noncurrent Liabilities and Deferred Credits	371,906

Liabilities Subject to Compromise	5,723,309

Commitments and Contingencies

Stockholders' Equity
Class A Common Stock	50,616
Class B Common Stock	5,000
Paid-in capital	409,730
Accumulated deficit	(975,771)
Common stock held in treasury, at cost	(2,815)
Deferred compensation	(9,682)
Accumulated other comprehensive income	16,209
Total Stockholders' Equity	(506,713)
Total Liabilities and Stockholders' Equity	$8,427,454

EXHIBIT II-C

US Airways Group, Inc.
Condensed Consolidated Statement of Cash Flows
for the month ended March 31, 2005

(unaudited)
(in thousands)

Net cash provided by operating activities before reorganization items	$78,556
Reorganization items, net	(5,846)
Net cash provided by operating activities	72,710

Cash flows from investing activities
Capital expenditures and purchase deposits for flight equipment, net	(4,053)
Proceeds from dispositions of property	828
Increase in restricted cash	(31,508)
Net cash used for investing activities	(34,733)

Cash flows from financing activities
Proceeds from the issuance of debt	6,360
Proceeds from Debtor-in-Possession financing	75,000
Principal payments on debt and capital lease obligations	(12,356)
Net cash provided by financing activities	69,004
Net increase in Cash and cash equivalents	106,981
Cash and cash equivalents at beginning of period	405,534
Cash and cash equivalents at end of period	$512,515

EXHIBIT III-A

Consolidated Accounts Receivable Aging
Days Past Due	3/31/05
0-30 Days	$223,459,059
31-60 Days	12,240,738
61-90 Days	4,992,141
91+ Days	22,222,469
Other (1)	79,335,114
Total Accounts Receivable	342,249,521
Amount Considered Uncollectible	(23,836,124)
Accounts Receivable, Net (2)	$ 318,413,397

Notes:

1.  Other accounts receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

2.  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	3/31/05
Current	$ 20,846,589
1-7 Days	5,435,969
8-30 Days	6,922,196
31-60 Days (1)	(4,987,539)
61-90 Days	1,147,687
91+ Days (1)	(1,356,006)
Total Accounts Payable (2)	$ 28,008,896

Notes:

(1)  A debit balance exists for the periods 31-60 days and 91+ days due to outstanding credits that have not been applied to specific invoices or collected.

(2) The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of March 31, 2005, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance              $ 512,515,000

EXHIBIT III-B

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. The continued use of the trust funds has been approved by the Bankruptcy Court and are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5
This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Since the date of funding, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:
       Trust 1

*   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
*   Federal unemployment taxes; and
*   Federal jet fuel taxes

Trust 5

*   Federal air transportation excise taxes;
*   Federal security charges;
*   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
*   Federal Immigration and Naturalization Service (INS) fees;
*   Federal customs taxes; and
*   Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways is required to segregate all PFCs into a separate account. Effective for payments due on and after November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002. The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*   State and local income tax withholding;
*   Employment taxes and related charges;
*   State unemployment and supplemental unemployment;
*   Disability taxes; and
*   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to July 2003. Trust Fund 3 is still open, although inactive, since July 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the initial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*   Non-statutory payroll deductions, including employee payments/contributions
*   Federal-related and federal security tax-instituted trust fund taxes and charges (note that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

EXHIBIT III-C

Insurance Policies

The table below reflects changes during the period March 1 - March 31, 2005 to the insurance policies and coverage previously disclosed in the Debtor's Monthly Operating Reports for the periods September 12, 2004 to January 31, 2005. Policies included in the Monthly Operating Reports for the periods September 12, 2004 through February 28, 2005 are still subject to the same terms unless noted below.

US Airways Group, Inc.
Directors & Officers Liability Insurance (D&O)	Twin City Fire Insurance Company (Hartford)	00DA021746404	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	XL Specialty Insurance Company	ELU08581204	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Allied World Assurance Company, Ltd.	C001832/002	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Arch Specialty Insurance Company	32DOX1712901	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Starr Excess International	6461269	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Houston Casualty Company	24MG04A6490	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Quanta Specialty Lines Insurance Company	CDO100017204	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	AXIS Specialty Reinsurance Company	RAN503070	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Twin City Fire Insurance Company	00DA022164404	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Arch Specialty Insurance Company	32DOX5062300	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Allied World Assurance Company, Ltd.	C003206/001	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Landmark American Insurance Company	LHS615508	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Beasley Syndicate (Lloyds)	MJ95449	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Navigators Insurance Company	MJ95577	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Fireman's Fund Insurance Company	CDX00086567641	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Starr Excess International	6461276	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Max Re	3802316DOADIC2004	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	AXIS Specialty Reinsurance Company	1125490104QA	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Zurich American	DOC59726901	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	American Casualty Comp of Reading, PA	267859501	3/31/04 - 6/30/05
Directors & Officers Liability Insurance (D&O)	Houston Casualty Company	24MG04A6430	3/31/04 - 6/30/05
Fiduciary Liability Insurance	Twin City Fire Insurance Company (Hartford)	IA022156404	3/31/04 - 6/30/05
Fiduciary Liability Insurance	XL Specialty Insurance Company	ELU085586004	3/31/04 - 6/30/05
Fiduciary Liability Insurance	AXIS Specialty Reinsurance Company	RAN503073	3/31/04 - 6/30/05
Fiduciary Liability Insurance	Houston Casualty Company	24MG04A6453	3/31/04 - 6/30/05
Fiduciary Liability Insurance	Star Excess Liability Insurance Company, Ltd.	6461039	3/31/04 - 6/30/05

EXHIBIT III-D

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)

1.	Arnold & Porter LLP			$ 2,651,658	$ 4,032,330	$ 1,313,634
2.	McGuireWoods LLP			671,185	1,710,116	591,052
3.	FTI Consulting, Inc.			511,537	2,141,531	760,808
4.	O'Melveny & Myers LLP			503,415	1,360,125	302,931
5.	Seabury Aviation Advisors, Inc.			1,955,174	4,444,470	1,517,605
6.	KPMG LLP			164,725	932,061	544,995
7.	American Appraisal Associates, Inc.			1,902	7,675	1,146
8.	Donlin, Recano & Company, Inc.			131,517	704,226	-
9.	Moore & Van Allen PLLC			-	478,246	-
10.	Swidler Berlin Shereff Friedman LLP			-	88,352	18,036
11.	Otterbourg, Steindler, Houston and Rosen, P.C.			286,398	856,173	253,096
12.	Lazard Freres & Co. LLC			258,231	1,541,783	258,784
13.	Curtis, Mallet-Prevost, Colt & Mosle LLP			-	-	190,242
14.	McKenna Long & Aldridge LLP			172,122	271,092	44,120
15.	Vorys, Sater, Seymour and Pease LLP			67,108	185,075	68,949
16.	Thelen Reid & Priest LLP			501,183	501,183	85,272
17	LECG, Inc.			1,467	1,467	281,830
18.	Giuliani Partners LLC / Ernst & Young			398,491	1,188,084	453,905
19.	Watson Wyatt & Company			-	-	111,111
20.	Alvarez & Marsal, LLC			-	-	643,813
21.	MergeGlobal, Inc.			313,532	313,532	201,527

	Total			$ 8,589,645	$ 20,757,521	$ 7,642.856

Notes:
This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through February 28, 2005 based upon fee statements submitted to the Company and approved or paid through March 31, 2005. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

EXHIBIT III-E

Banking Accounts and Financial Institution Relationships

There have been no changes in financial institution deposit relationships during the current reporting period. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships.

EXHIBIT III-F

Sales of De Minimis Assets

The following information is being provided in accordance with the December 15, 2004 Order Authorizing and Approving Procedures for the Sale of De Minimis Assets Pursuant to Section 363 of the Bankruptcy Code.
Date	Asset Description	Sales Price
3/4/05	Sale of engines	$ 405,000
3/7/05	Lot Sale Surplus Inventory	67,672
3/10/05	Surplus Inventory	24,000
3/14/05	Surplus Inventory	48,176
3/18/05	Surplus Inventory	50,000
3/30/05	Surplus Inventory	21,202

Note:

This listing represents individual sale transactions in excess of $20,000.

Exhibit III-G

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance
The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of March 31, 2005.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: May 2, 2005

By:        /s/ Anita P. Beier________________________

Name:   Anita P. Beier  _______________________

Title:   Senior Vice President-Finance and Controller_

Exhibit IV
Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the Bankruptcy Court, the Debtors have made certain payments on pre-petition liabilities.

Question 3
During the reporting period, the Company received $75 million under a debtor-in-possession term loan and also drew additional amounts under a bridge facility provided by one of the Company's creditors.

Question 4
In accordance with and as authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.